EXHIBIT 99.1

Tiptree Announces Proposed Initial Public Offering of The Fortegra Group, LLC
Tiptree Inc. (“Tiptree”) (NASDAQ:TIPT) today announced that its subsidiary The Fortegra Group, LLC (“Fortegra”) has publicly filed a Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to a proposed initial public offering. Fortegra represents Tiptree’s insurance segment and includes Fortegra Financial Corporation and the entities through which Smart AutoCare is operated. Fortegra intends to list securities on the New York Stock Exchange under the symbol “FRF”. The size of the proposed offering and price range for the proposed offering have not yet been determined. Tiptree believes there is substantial value in Fortegra that is not currently reflected in Tiptree’s stock price. The offering is a way for Tiptree to unlock that value for Tiptree shareholders.
It is expected that the net proceeds from Fortegra’s initial public offering will be used to execute its growth strategy, repay a portion of Tiptree’s Fortress credit facility, which was entered into in connection with the acquisition of Smart AutoCare, and for working capital and general corporate purposes.
BofA Securities and Barclays are acting as joint lead bookrunning managers for the offering.
The proposed offering will be made only by means of a prospectus. Copies of the preliminary prospectus relating to the offering may be obtained, when available, from: BofA Securities, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, Email: dg.prospectus_requests@bofa.com; and Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 (or by email at barclaysprospectus@broadridge.com or telephone at 1-888-603-5847).
The Registration Statement has been filed with the SEC but has not yet become effective. The securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. The initial public offering is expected to take place after the SEC completes its review process, subject to market and other conditions.
This press release is being made pursuant to, and in accordance with, Rule 134 under the Securities Act of 1933, as amended (the “Securities Act”), and shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act.
Forward-Looking Statements
This release contains “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995 which involve risks, uncertainties and contingencies, many of which are beyond Tiptree’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this release that are not clearly historical in nature are forward-looking, and the words “proposed” and “expect” or similar expressions are intended to identify forward-

looking statements. Such forward-looking statements include, but are not limited to, statements relating to the proposed initial public offering, including the size of such offering, the plan to list on the New York Stock Exchange, the expected timing of such initial public offering and the expected use of proceeds from such initial public offering. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to uncertainties related to market conditions and the SEC’s review process, and other factors relating to Fortegra’s business described in the section entitled “Risk Factors” in the Registration Statement and in Tiptree’s Annual Report on Form 10-K, and as described in Tiptree’s other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could affect our forward-looking statements. Consequently, our actual performance could be materially different from the results described or anticipated by our forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to update any forward-looking statements.
About Tiptree
Tiptree Inc. (NASDAQ: TIPT) is a holding company that allocates capital across a broad spectrum of businesses, assets and other investments. Our principal operating business, Fortegra, is a specialty insurance program underwriter and service provider, which focuses on niche business lines and fee-oriented services. We also allocate capital to a diverse group of select investments that we refer to as Tiptree Capital. For more information, please visit www.tiptreeinc.com

About The Fortegra Group
The Fortegra Group is a global specialty insurer. Fortegra and its subsidiaries underwrite and administer a comprehensive and diverse set of admitted and surplus insurance products and warranty solutions across the United States and around the world. The company holds an A.M. Best Financial Strength Rating of A- (Excellent) Financial Category VIII.